Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(in millions, except per share data)

	Three	Three	Six	Six
	months	months	months	months
	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,
Revenues	2011	2010	2011	2010
Premiums earned	$1,047	$989	$2,077	$1,967
Net investment income	113	108	218	212
Net realized investment gains (losses)	39	(213)	188	(88)
Net impairment losses recognized in earnings	0	(4)	0	(6)
Equity in earnings of limited partnerships	38	27	110	30
Other income	8	9	17	17

Total revenues	1,245	916	2,610	2,132

Benefits and expenses
Insurance losses and loss expenses	1,170	737	1,876	1,498
Policy acquisition and underwriting expenses	249	230	496	457

Total benefits and expenses	1,419	967	2,372	1,955

(Loss) income from operations before income taxes
and noncontrolling interest	(174)	(51)	238	177
Provision for income taxes	(67)	(20)	71	46

Net (loss) income	(107)	(31)	167	131
Less: Net (loss) income attributable to noncontrolling
interest in consolidated entity – Exchange	(159)	(80)	71	35

Net income attributable to Indemnity	$52	$49	$96	$96

Earnings Per Share
Net income attributable to Indemnity per share
Class A common stock – basic	$1.05	$0.96	$1.93	$1.87

Class A common stock – diluted	$0.94	$0.86	$1.72	$1.68

Class B common stock – basic and diluted	$158.33	$138.21	$291.07	$271.03

Weighted average shares outstanding attributable to
Indemnity – Basic
Class A common stock	49,250,061	51,013,358	49,518,069	51,099,071

Class B common stock	2,546	2,546	2,546	2,546

Weighted average shares outstanding attributable to
Indemnity – Diluted
Class A common stock	55,436,976	57,197,603	55,704,984	57,282,684

Class B common stock	2,546	2,546	2,546	2,546

Dividends declared per share
Class A common stock	$0.515	$0.48	$1.03	$0.96

Class B common stock	$77.25	$72.00	$154.50	$144.00

ERIE INDEMNITY COMPANY

RESULTS OF THE GROUP’S OPERATIONS BY INTEREST (Unaudited)

(in millions)

							Eliminations of
							related party
	Indemnity shareholder interest			Noncontrolling interest (Exchange)			transactions		Erie Insurance Group
		Three months ended			Three months ended		Three months ended		Three months ended
		June 30,			June 30,		June 30,		June 30,
	Percent	2011	2010	Percent	2011	2010	2011	2010	2011	2010
Management operations:

Management fee revenue, net	100.0%	$285	$270		$0	$0	$(285)	$(270)	$0	$0
Service agreement revenue	100.0%	9	9		0	0	0	0	9	9

Total revenue from management operations		294	279		0	0	(285)	(270)	9	9
Cost of management operations	100.0%	230	217		0	0	(230)	(217)	0	0

Income from management operations before taxes		64	62		0	0	(55)	(53)	9	9

Property and casualty insurance operations: (2)

Net premiums earned	5.5%(2)	0	53	94.5%(2)	1,030	921	0	0	1,030	974
Losses and loss expenses	5.5%(2)	0	40	94.5%(2)	1,147	677	(2)	(2)	1,145	715
Policy acquisition and other underwriting expenses	5.5%(2)	0	15	94.5%(2)	298	261	(56)	(54)	242	222

(Loss) income from property and casualty insurance operations before taxes		0	(2)		(415)	(17)	58	56	(357)	37

Life insurance operations: (1)

Total revenue	21.6%(3)	0	9	78.4%(3)	44	32	(1)	(1)	43	40
Total benefits and expenses	21.6%(3)	0	6	78.4%(3)	32	24	0	0	32	30

Income from life insurance operations before taxes		0	3		12	8	(1)	(1)	11	10

Investment operations:

Net investment income (2)		4	9		88	78	(2)	(2)	90	85
Net realized gains (losses) on investments (2)		6	(3)		30	(213)	0	0	36	(216)
Net impairment losses recognized in earnings(2)		0	(1)		0	(1)	0	0	0	(2)
Equity in earnings of limited partnerships		7	6		30	20	0	0	37	26

Income (loss) from investment operations before taxes (2)		17	11		148	(116)	(2)	(2)	163	(107)

Income (loss) from operations before income taxes and noncontrolling interest		81	74		(255)	(125)	0	0	(174)	(51)
Provision for income taxes		29	25		(96)	(45)	0	0	(67)	(20)
Net income (loss)		$52	$49		$(159)	$(80)	$0	$0	$(107)	$(31)

(1)	Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

(2)	Prior to and through December 31, 2010, the underwriting results retained by EIC and ENY and the investment results of EIC, ENY and EPC accrued to the Indemnity shareholder interest. Due to the sale of Indemnity’s property and casualty subsidiaries to the Exchange on December 31, 2010, all property and casualty underwriting results and all investment results for these companies accrue to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest, after December 31, 2010.

(3)	Prior to and through March 31, 2011, Indemnity retained a 21.6% ownership interest in EFL, which accrued to the Indemnity shareholder interest, and the Exchange retained a 78.4% ownership interest in EFL, which accrued to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest. Due to the sale of Indemnity’s 21.6% ownership interest in EFL to the Exchange on March 31, 2011, 100% of the life insurance results of EFL will accrue to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest, after March 31, 2011.

ERIE INDEMNITY COMPANY

RESULTS OF THE ERIE INSURANCE GROUP’S OPERATIONS BY INTEREST (Unaudited)
(in millions)

							Eliminations of
							related party
	Indemnity shareholder interest			Noncontrolling interest (Exchange)			transactions		Erie Insurance Group
							Six months
		Six months ended			Six months ended		ended		Six months ended
		June 30,			June 30,		June 30,		June 30,
	Percent	2011	2010	Percent	2011	2010	2010	2010	2011	2010
Management operations:

Management fee revenue, net	100.0%	$536	$507		$0	$0	$(536)	$(507)	$0	$0
Service agreement revenue	100.0%	17	17		0	0	0	0	17	17

Total revenue from management operations		553	524		0	0	(536)	(507)	17	17
Cost of management operations	100.0%	441	409		0	0	(441)	(409)	0	0

Income from management operations before taxes		112	115		0	0	(95)	(98)	17	17

Property and casualty insurance operations: (2)

Net premiums earned	5.5%(2)	0	106	94.5%(2)	2,044	1,830	0	0	2,044	1,936
Losses and loss expenses	5.5%(2)	0	80	94.5%(2)	1,830	1,375	(3)	(3)	1,827	1,452
Policy acquisition and other underwriting expenses	5.5%(2)	0	30	94.5%(2)	580	511	(98)	(100)	482	441

(Loss) income from property and casualty insurance operations before taxes		0	(4)		(366)	(56)	101	103	(265)	43

Life insurance operations: (1)

Total revenue	21.6%(3)	10	18	78.4%(3)	78	66	(1)	(1)	87	83
Total benefits and expenses	21.6%(3)	7	13	78.4%(3)	56	50	0	(1)	63	62

Income from life insurance operations before taxes		3	5		22	16	(1)	0	24	21

Investment operations:

Net investment income (2)		8	18		169	153	(5)	(5)	172	166
Net realized gains (losses) on investments (2)		7	2		174	(98)	0	0	181	(96)
Net impairment losses recognized in earnings(2)		0	(1)		0	(3)	0	0	0	(4)
Equity in earnings of limited partnerships		18	6		91	24	0	0	109	30

Income from investment operations before taxes (2)		33	25		434	76	(5)	(5)	462	96

Income from operations before income taxes and noncontrolling interest		148	141		90	36	0	0	238	177
Provision for income taxes		52	45		19	1	0	0	71	46
Net income		$96	$96		$71	$35	$0	$0	$167	$131

(1)	Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

(2)	Prior to and through December 31, 2010, the underwriting results retained by EIC and ENY and the investment results of EIC, ENY and EPC accrued to the Indemnity shareholder interest. Due to the sale of Indemnity’s property and casualty subsidiaries to the Exchange on December 31, 2010, all property and casualty underwriting results and all investment results for these companies accrue to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest, after December 31, 2010.

(3)	Prior to and through March 31, 2011, Indemnity retained a 21.6% ownership interest in EFL, which accrued to the Indemnity shareholder interest, and the Exchange retained a 78.4% ownership interest in EFL, which accrued to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest. Due to the sale of Indemnity’s 21.6% ownership interest in EFL to the Exchange on March 31, 2011, 100% of the life insurance results of EFL will accrue to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest, after March 31, 2011.

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME (Unaudited)

Reconciliation of operating income to net income

We believe that an investors’ understanding of our performance related to the Indemnity shareholder interest is enhanced by the disclosure of operating income, a non-GAAP financial measure. Our method of calculating this measure may differ from those used by other companies, and therefore comparability may be limited.

Indemnity defines operating income as income generated from management operations, life insurance operations(1), property and casualty insurance underwriting operations(2), net investment income(2), and equity in earnings or losses of limited partnerships, net of related federal income taxes. It does not include realized capital gains and losses, impairment losses and related federal income taxes.

Indemnity uses operating income to evaluate the results of its operations. It reveals trends that may be obscured by the net effects of realized capital gains and losses including impairment losses. Realized capital gains and losses, including impairment losses, may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market conditions which are not related to our ongoing operations. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and does not reflect Indemnity’s overall profitability.

The following table reconciles operating income and net income for the Indemnity shareholder interest: (1) (2)

	Indemnity Shareholder interest
	Three	Three	Six	Six
	months ended	months ended	months ended	months ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010
(in millions, except per share data)
Operating income attributable to Indemnity	$48	$51	$91	$95

Net realized gains (losses) and impairments on investments	6	(4)	7	1
Income tax (expense) benefit	(2)	2	(2)	0

Realized gains (losses) and impairments, net of income taxes	4	(2)	5	1

Net income attributable to Indemnity	$52	$49	$96	$96

Per Indemnity Class A common share – diluted:
Operating income attributable to Indemnity	$0.87	$0.89	$1.64	$1.66

Net realized gains (losses) and impairments on investments	0.10	(0.07)	0.12	0.02
Income tax (expense) benefit	(0.03)	0.04	(0.04)	0.00

Realized gains (losses) and impairments, net of income taxes	0.07	(0.03)	0.08	0.02

Net income attributable to Indemnity	$0.94	$0.86	$1.72	$1.68

(1)	Prior to and through March 31, 2011, Indemnity retained a 21.6% ownership interest in EFL, which accrued to the Indemnity shareholder interest, and the Exchange retained a 78.4% ownership interest in EFL, which accrued to the interest of the subscribers (policyholders) of the Exchange or noncontrolling interest. Due to the sale of Indemnity’s 21.6% ownership interest in EFL to the Exchange on March 31, 2011, 100% of the life insurance results of EFL will accrue to the benefit of the subscribers (policyholders) of the Exchange, or noncontrolling interest, after March 31, 2011.

(2)	Prior to and through December 31, 2010, the underwriting results retained by EIC and ENY and the investment results of EIC, ENY and EPC accrued to the Indemnity shareholder interest. Due to the sale of Indemnity’s property and casualty subsidiaries to the Exchange on December 31, 2010, all property and casualty underwriting results and all investment results for these companies accrue to the interest of the subscribers (policyholders) of the Exchange, or noncontrolling interest after December 31, 2010.

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(in millions)

	June 30,	December 31,
	2011	2010
Assets	(Unaudited)
Investments-Indemnity
Available-for-sale securities, at fair value:
Fixed maturities	$525	$264
Equity securities	20	24
Trading securities, at fair value	30	28
Limited partnerships	224	216
Other invested assets	1	1
Investments-Exchange
Available-for-sale securities, at fair value:
Fixed maturities	7,380	7,279
Equity securities	610	570
Trading securities, at fair value	2,513	2,306
Limited partnerships	1,166	1,108
Other invested assets	19	19

Total investments	12,488	11,815
Cash and cash equivalents (Exchange portion of $61 and $120, respectively)	109	430
Premiums receivable from policyholders – Exchange	1,017	942
Reinsurance recoverable – Exchange	198	201
Deferred acquisition costs – Exchange	484	467
Other assets (Exchange portion of $316 and $357, respectively)	427	489
Total assets	$14,723	$14,344

Liabilities and shareholders’ equity
Liabilities
Indemnity liabilities
Deferred income taxes	$1	$26
Other liabilities	390	382
Exchange liabilities
Losses and loss expense reserves	3,791	3,584
Life policy and deposit contract reserves	1,637	1,603
Unearned premiums	2,196	2,082
Deferred income taxes	250	257
Other liabilities	76	76

Total liabilities	8,341	8,010

Indemnity’s shareholders’ equity	866	912
Noncontrolling interest in consolidated entity – Exchange	5,516	5,422

Total equity	6,382	6,334

Total liabilities, shareholders’ equity and noncontrolling interest	$14,723	$14,344